UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2004

TeleTech Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-21055	84-1291044
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9197 S. Peoria Street, Englewood, Colorado 80112
(Address of principal executive offices, including Zip Code)

Telephone Number: (303) 397-8100
(Registrant’s telephone number, including area code)

Item 12. Regulation FD Disclosure (and information furnished under Item 12) On March 8, 2004, Registrant issued a press release setting forth Registrant’s financial and operating results for the fiscal year 2004. On March 9, 2004, the Company held a conference call, which was open to the public, to discuss these results. A copy of this press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

Exhibits

99.1	Press Release issued by TeleTech on March 8, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TeleTech Holdings, Inc.
By:

/s/ KENNETH D. TUCHMAN
Chief Executive Officer

Dated: March 9, 2004

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release Dated March 8, 2004